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                                                                    EXHIBIT 23.1



              CONSENT OF ERNST AND YOUNG, LLP INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 25, 2000 included in the Registration Statement (Form S-1 No. 333-96127) and related Prospectus of Rigel Pharmaceuticals, Inc. for the registration of 10,350,000 shares of its common stock.


                                          /s/ ERNST & YOUNG LLP


Palo Alto, California
March 8, 2000